ALPHA INVESTMENT INC.

SERIES 2018 CONVERTIBLE PREFERRED STOCK
SUBSCRIPTION AGREEMENT

Alpha Investment Inc
200 Campus View Suite 200
Columbus, OH 43235

Ladies and Gentlemen:

Inn Property Investments LLC. (**"Purchaser"**) hereby agrees to purchase from Alpha Investment Inc, a Delaware corporation (the **"Company"**) and the Company hereby agrees to sell up to Purchaser 24,000 shares of its *Series 2018 Convertible Preferred Stock* (the **"Shares"**) at a purchase price of $15.00 per Share (the **"Purchase Price"**) in addition with Common Stock Cashless Warrants **(the "Warrants")** that have an Exercise Date up to 5-yrs from the issuance of the date of shares. The Purchase Price shall be payable in two separate amounts with the execution of this subscription agreement (the **"Subscription Agreement"**) by wire transfer in immediately available funds in accordance with instructions furnished by the Company below. The Shares are being offered and sold to Purchaser by the Company in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the **"Securities Act"**) and applicable state securities laws.

The Purchase Price of the following shall be deposited in the Company's account for the closing(s) as follows:

- $250,000 to purchase from the Company 16,667 shares of the Company's Series 2018 Convertible Preferred stock ("Shares") and 350,000 warrants, each warrant entitling the holder thereof to purchase one additional Share, the form of which warrant is attached as Exhibit A hereto (the "Warrants"), all on the terms and conditions set forth herein. which files periodic reports under the Securities Exchange Act of 1934, as amended (the **"Exchange Act"**).

- $110,000 to purchase from the Company 7,333 shares of the Company's Series 2018 Convertible Preferred stock (the "Shares") and 154,000 warrants, each warrant entitling the holder thereof to purchase one additional Share, the form of which warrant is attached as Exhibit A hereto (the "Warrants"), all on the terms and conditions set forth herein. which files periodic reports under the Securities Exchange Act of 1934, as amended (the **"Exchange Act"**).

- Please use the following wiring instructions below:
  - Account Name: **Alpha Investment Inc.**
  - Account Number: **1257-6205-99**
  - Routing Number: **121-000-248**
  - Bank Name: **Wells Fargo Bank, N.A.**
  - Bank Address: **420 Montgomery St. San Francisco, CA 94104**

Simultaneously with disbursement of the Purchase Price as set forth above, the Company will deliver to Purchaser a certificate evidencing the Shares registered in Purchaser's name.

TIB

(iii) Until registered under the Securities Act and applicable state securities laws, there are substantial restrictions on the transferability of the Securities under the Securities Act and applicable state securities laws and the Company has no obligation to Purchaser to effect any such registration.

(i) Purchaser has the full right, power and authority to execute and deliver this Subscription Agreement and perform Purchaser's obligations hereunder.

(j) No approval, authorization, consent, order of other action of, or filing with, any person, firm or corporation or any court, administrative agency or other governmental authority is required in connection with the execution and delivery of this Subscription Agreement by Purchaser or the consummation of the sale and purchase of the Shares.

2. __Restrictions on Transferability__. Purchaser understands that Purchaser may sell or otherwise transfer the Securities only if registered under the Securities Act and applicable state securities laws or Purchaser provides the Company with an opinion of counsel acceptable to the Company to the effect that such sale or other transfer may be made in absence of registration under the Securities Act. Any certificates or other documents evidencing the Securities will contain a restrictive legend reflecting these restrictions. Purchaser acknowledges that the Company is under no obligation to register any of the Securities for resale under the Securities Act and applicable state securities laws.

3. __Indemnification__. Purchaser agrees to indemnify and hold harmless the Company and its directors, officers, employees and agents, from and against and in respect of any and all loss, liability, claim, damage, deficiency, and all actions, suits, proceedings, demands, assessments, judgments, costs and expenses whatsoever (including, but not limited to, any and all expenses whatsoever, including attorneys' fees, reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever through all appeals) arising out of or based upon any false representation or warranty by Purchaser or breach or failure by Purchaser to comply with any covenant or agreement made by Purchaser in this Subscription Agreement.

4. __Jurisdictional Notice__. THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE OFFER AND SALE OF THE SHARES OR THE ACCURACY OR ADEQUACY OF THE DISCLOSURE MADE TO PURCHASER IN THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

TCB

5. **Miscellaneous.**

(a) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. This agreement supersedes all prior negotiations, letters and understandings relating to the subject matter hereof.

(b) This Subscription Agreement may not be amended, supplemented or modified in whole or in part except by an instrument in writing signed by the party or parties against whom enforcement of any such amendment supplement or modification is sought.

(c) This Subscription Agreement will be interpreted, construed and enforced in accordance with the laws of the State of Florida, without giving effect to the application of the principles pertaining to conflicts of laws. Exclusive jurisdiction for any action arising under this Agreement shall be in a Federal or state court of competent subject matter jurisdiction in Miami-Dade County, Florida.

(d) The failure of any party at any time or times to require performance of any provision of this Subscription Agreement will in no manner affect the right to enforce the same. The waiver by any party of any breach of any provision of this Agreement will not be construed to be a waiver by any such party of any succeeding breach of that provision or a waiver by such party of any breach of any other provisions.

(e) The invalidity, illegality or unenforceability of any provision or provisions of this Subscription Agreement will not affect any other provision of this Subscription Agreement, which will remain in full force and effect, nor will the invalidity, illegality or unenforceability of a portion of any provisions of this Subscription Agreement affect the balance of such provision. In the event that any one or more of the provisions contained in this Subscription Agreement or any portion thereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, this Subscription Agreement shall be reformed, construed and enforced as if such invalid, illegal or unenforceable provision had never been contained herein.

(f)) Should it become necessary for any party to institute legal action to enforce the terms and conditions of this Subscription Agreement, the successful party will be awarded reasonable attorneys' fees at all trial and appellate levels, expenses and costs.

(g) This Subscription Agreement will be binding upon and will inure to the benefit of any successor or successors of the parties hereto.

(h) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic transmission), each of which will be deemed an original and all of which together will constitute one and the same instrument.

(Signatures Appear on Following Page)

T/B.

IN WITNESS WHEREOF, Purchaser and the Company have executed this Agreement as of the latest date set forth below.

PURCHASER:

- MANAGER

INN PROPERTY INVESTMENTS LLC

11/27/17

Date

5284 S. Commerce Drive #C-234

Murray UT, 84107

Street Address

801-433-2480

Telephone Number

curtisbrownlaw@outlook.com

Email Address

35-2529234

Social Security or EIN Number

THE COMPANY:

ALPHA INVESTMENT INC.

By: Todd C Buxton / CEO

Name:

Title:

11/27/17

Date